UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):	April 20, 2007

Hecla Mining Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8491	77-0664171
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On April 19, 2007, Hecla Mining Company (the “Company”) issued a news release announcing that its wholly-owned subsidiary, Hecla Limited, had consummated the sale of Hecla Ventures Corp., the entity which operates the Hollister Development Block in Nevada, to Rodeo Creek Gold Inc., a wholly-owned subsidiary of Great Basin Gold Ltd. (“Rodeo”), pursuant to the Stock Purchase Agreement dated February 20, 2007, and filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on February 21, 2007, and incorporated herein by reference (“Stock Purchase Agreement”). In accordance with the Stock Purchase Agreement, Hecla Limited received US$45,000,000 in cash, plus 7,930,214 shares of common stock of Great Basin Gold Ltd. The value of Great Basin Gold common shares received was US$18,556,700, based on the closing price of Great Basin Gold common shares on April 18, 2007, of US$2.34 per share on the American Stock Exchange. Hecla Limited also received or shall receive amounts in reimbursement of certain expenditures relating to the Hollister Development Block from February 12, 2007, through the closing, as specified in the Stock Purchase Agreement.

Hecla Ventures Corp. is developing the Hollister Development Block pursuant to an Earn-In Agreement with Rodeo and Great Basin Gold Ltd. dated August 2, 2002, and filed as Exhibit 10.19 to the Company’s Registration Statement on Form S-1 filed on October 7, 2002, and amended February 28, 2006, and filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 2, 2006, each of which are incorporated herein by reference. The Company no longer has rights to earn-in an ownership interest in the Hollister Development Block now that it has sold its ownership of Hecla Ventures Corp. The sale price of Hecla Ventures Corp. was determined by arms-length negotiation between the Company and Great Basin Gold Ltd.

The Stock Purchase Agreement has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Stock Purchase Agreement contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Stock Purchase Agreement. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules.

The disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

2.1

Stock Purchase Agreement dated February 20, 2007, among Great Basin Gold Ltd., Rodeo Creek Gold Inc. and Hecla Limited. Filed as exhibit 99.1 to Registrant’s Current Report on Form 8-K filed on February 21, 2007 (File No. 1-8491), and incorporated herein by reference.

10.1

Earn-in Agreement Amendment dated February 28, 2006, between Hecla Ventures Corp. and Rodeo Creek Gold Inc. Filed as exhibit 10.2 to Registrant’s Current Report on Form 8-K filed on March 2, 2006 (File No. 1-8491), and incorporated herein by reference.

10.2

Earn-in Agreement dated August 2, 2002, between Hecla Ventures Corp. and Rodeo Creek Gold Inc. Filed as exhibit 10.19 to Registrant’s Registration Statement on Form S-1 on October 7, 2002 (File No. 333-100395), and incorporated herein by reference.

99.1	Hecla Mining Company News Release dated April 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY
By:	/s/ Philip C. Wolf
	Name:	Philip C. Wolf
	Title:	Senior Vice President

Dated:  April 20, 2007

EXHIBIT INDEX

Exhibit No.	Title

2.1

Stock Purchase Agreement dated February 20, 2007, among Great Basin Gold Ltd., Rodeo Creek Gold Inc. and Hecla Limited. Filed as exhibit 99.1 to Registrant’s Current Report on Form 8-K filed on February 21, 2007 (File No. 1-8491), and incorporated herein by reference.

10.1

Earn-in Agreement Amendment dated February 28, 2006, between Hecla Ventures Corp. and Rodeo Creek Gold Inc. Filed as exhibit 10.2 to Registrant’s Current Report on Form 8-K filed on March 2, 2006 (File No. 1-8491), and incorporated herein by reference.

10.2

Earn-in Agreement dated August 2, 2002, between Hecla Ventures Corp. and Rodeo Creek Gold Inc. Filed as exhibit 10.19 to Registrant’s Registration Statement on Form S-1 on October 7, 2002 (File No. 333-100395), and incorporated herein by reference.

99.1	Hecla Mining Company News Release dated April 19, 2007.